UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 12, 2010 (May 12, 2010)

CHILE MINING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53132	26-1516355
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Jorge Canning 1410
Ñuñoa, Santiago
Republic of Chile
(Address of principal executive offices)

+(56) (02) 813 1087
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 14, 2010, Chile Mining Technologies Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (the “SEC”) disclosing the consummation of a share exchange transaction (the “Share Exchange”) with Minera Licancabur, S.A., a Chilean company (“Minera”), and its shareholders, pursuant to which the Company acquired 99.9% of the issued and outstanding capital stock of Minera in exchange for 6,000,000 shares of the Company’s common stock, which constituted 83.33% of the Company’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange. The Company reported that, for accounting purposes, the Share Exchange was treated as a reverse acquisition, with Minera as the acquirer and the Company as the acquired party.

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Minera, the accounting acquirer, including its audited financial statements for the fiscal years ended March 31, 2010 and 2009, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer.

Accordingly, the Company is filing herewith as Exhibit 99.1 the information that would be included in an Annual Report on Form 10-K for the fiscal year ended March 31, 2010 if Minera were to file such form. Please note that the information provided in Exhibit 99.1 relates to the combined enterprises after the Share Exchange, except that information relating to periods prior to the date of the Share Exchange only relate to Minera unless otherwise specifically indicated.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Included in Exhibit 99.1 filed herewith are audited financial statements of Minera Licancabur, S.A. for the fiscal years ended March 31, 2010 and 2009. The Original Filing included the audited financial statements of Minera Licancabur, S.A. for the fiscal year ended March 31, 2009 and for the period from inception (January 24, 2008) to March 31, 2008, as well as the unaudited financial statements of Minera Licancabur S.A. for the three and nine months ended December 31, 2009 and 2008.

(d)	Exhibits

Exhibit No.		Description

2.1	Share Exchange Agreement, dated May 12, 2010, among the Company, Minera Licancabur, S.A. and its shareholders [Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

2.2	Share Exchange Agreement, dated November 18, 2008, among the Company, Latin America Ventures, Inc. and its stockholders [Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 21, 2008]

2.3	First Amended, Modified Chapter 11 Plan [Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form 10 filed on March 12, 2008]

2.4	Order Confirming First Amended, Modified Chapter 11 Plan [Incorporated by reference to Exhibit 2.2 to the Company’s Registration Statement on Form 10 filed on March 12, 2008]

3.1	Articles of Incorporation of the Company, as amended to date [Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-1 filed on July 16, 2010]

3.2	Amended and Restated Bylaws, adopted on May 12, 2010 [Incorporated by reference to Exhibit 3.4 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

Exhibit No.	Description

4.1	Form of Closing Warrant, dated May 12, 2010 [Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.2	Form of Make Good Warrant, dated May 12, 2010 [Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.3	Warrant issued to Halter Financial Group, L.P. on May 12, 2010 [Incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.4	Convertible Promissory Note issued Halter Financial Group, L.P. on May 12, 2010 [Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.5	Form of Registration Rights Agreement, dated May 12, 2010 [Incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.1	Cancellation Agreement, dated May 12, 2010, among the Company, Halter Financial Investments, L.P. and Mr. Pierre Galoppi [Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.2	Form of Securities Purchase Agreement, dated May 12, 2010 [Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.3	Closing Escrow Agreement, among the Company, Halter Financial Securities, Inc. and Securities Transfer Corporation, dated May 12, 2010 [Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.4	Form of Lock-up Agreement, dated May 12, 2010 [Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.5	Letter Agreement, dated May 6, 2010, between Minera Licancabur S.A. and AIBC International Corp.(SR) [Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.6	Services Agreement, dated July 1, 2008, between Minera Licancabur S.A. and Contratista en Geologia, Mineria y Construccion Jorge Orellana E.I.R.L. (English Translation) [Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.7	Loan Agreement, dated September 11, 2008 between Minera Licancabur S.A. and Contratista en Geologia, Mineria y Construccion Jorge Orellana E.I.R.L. (English Translation) [Incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.8	Loan Agreement, dated December 31, 2008 between Minera Licancabur S.A. and Contratista en Geologia, Mineria y Construccion Jorge Orellana E.I.R.L. (English Translation) [Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

21.1	Subsidiaries of the Company [Incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

99.1*	Form 10-K Disclosure Information

*Filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2010
CHILE MINING TECHNOLOGIES INC.

By: /s/ Jorge Osvaldo Orellana Orellana
Jorge Osvaldo Orellana Orellana
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Exchange Agreement, dated May 12, 2010, among the Company, Minera Licancabur, S.A. and its shareholders [Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

2.2	Share Exchange Agreement, dated November 18, 2008, among the Company, Latin America Ventures, Inc. and its stockholders [Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 21, 2008]

2.3	First Amended, Modified Chapter 11 Plan [Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form 10 filed on March 12, 2008]

2.4	Order Confirming First Amended, Modified Chapter 11 Plan [Incorporated by reference to Exhibit 2.2 to the Company’s Registration Statement on Form 10 filed on March 12, 2008]

3.1	Articles of Incorporation of the Company, as amended to date [Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-1 filed on July 16, 2010]

3.2	Amended and Restated Bylaws, adopted on May 12, 2010 [Incorporated by reference to Exhibit 3.4 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.1	Form of Closing Warrant, dated May 12, 2010 [Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.2	Form of Make Good Warrant, dated May 12, 2010 [Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.3	Warrant issued to Halter Financial Group, L.P. on May 12, 2010 [Incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.4	Convertible Promissory Note issued Halter Financial Group, L.P. on May 12, 2010 [Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

4.5	Form of Registration Rights Agreement, dated May 12, 2010 [Incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.1	Cancellation Agreement, dated May 12, 2010, among the Company, Halter Financial Investments, L.P. and Mr. Pierre Galoppi [Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.2	Form of Securities Purchase Agreement, dated May 12, 2010 [Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.3	Closing Escrow Agreement, among the Company, Halter Financial Securities, Inc. and Securities Transfer Corporation, dated May 12, 2010 [Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.4	Form of Lock-up Agreement, dated May 12, 2010 [Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.5	Letter Agreement, dated May 6, 2010, between Minera Licancabur S.A. and AIBC International Corp.(SR) [Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.6	Services Agreement, dated July 1, 2008, between Minera Licancabur S.A. and Contratista en Geologia, Mineria y Construccion Jorge Orellana E.I.R.L. (English Translation) [Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

10.7	Loan Agreement, dated September 11, 2008 between Minera Licancabur S.A. and Contratista en Geologia, Mineria y Construccion Jorge Orellana E.I.R.L. (English Translation) [Incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

Exhibit No.	Description
10.8	Loan Agreement, dated December 31, 2008 between Minera Licancabur S.A. and Contratista en Geologia, Mineria y Construccion Jorge Orellana E.I.R.L. (English Translation) [Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

21.1	Subsidiaries of the Company [Incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed on May 14, 2010]

99.1*	Form 10-K Disclosure Information

*Filed herewith